- --------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE STANDARD PRODUCTS COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         THE STANDARD PRODUCTS COMPANY
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

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

                         THE STANDARD PRODUCTS COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

     Notice is hereby given that the annual meeting of shareholders of The Standard Products Company, an Ohio corporation (the "Company"), will be held at the offices of the Company, 2130 West 110th Street, Cleveland, Ohio 44102, on Tuesday, October 22, 1996 at 9:00 a.m., Cleveland time, for the following purposes:

          1. To receive reports at the meeting. No action constituting approval or disapproval of the matters referred to in said reports is contemplated.

          2. To elect four directors, each to serve for a term of three years.

          3. To consider a proposal to approve the Company's 1996 Employee Stock Option Plan and to reserve 350,000 authorized but unissued Common Shares, $1 par value, for purposes of such plan.

          4. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 12, 1996, will be entitled to notice of and to vote at said meeting or any adjournment thereof. Shareholders are urged to complete, date and sign the enclosed proxy and return it in the enclosed envelope.

                                          By order of the Board of Directors,

                                          J. RICHARD HAMILTON,
                                          Secretary

Dated: September 18, 1996

                         THE STANDARD PRODUCTS COMPANY

                                PROXY STATEMENT
                               ------------------

     This proxy statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of shareholders of The Standard Products Company, an Ohio corporation (the "Company"), to be held at the offices of the Company, 2130 West 110th Street, Cleveland, Ohio 44102, on Tuesday, October 22, 1996, at 9:00 a.m., Cleveland time. This proxy statement and the accompanying notice and proxy will first be sent to shareholders by mail on or about September 18, 1996.

     Annual Report. A copy of the Company's Annual Report to Shareholders for the fiscal year ended June 30, 1996 is enclosed with this proxy statement.

     Solicitation and Revocation of Proxies. This solicitation of proxies is made by and on behalf of the Board of Directors. The cost of the solicitation of proxies will be borne by the Company. The Company has retained Georgeson & Company, at an estimated cost of $8,500 plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to solicitation of proxies by mail, Georgeson & Company and regular employees of the Company may solicit proxies by telephone or facsimile.

     If the enclosed proxy is returned, the shares represented thereby will be voted in accordance with any specifications made therein by the shareholder. In the absence of any such specification, they will be voted to elect the directors set forth under "Election of Directors" below and FOR Proposal One set forth herein. A shareholder's presence alone at the meeting will not operate to revoke his or her proxy. The proxy is revocable by a shareholder at any time insofar as it has not been exercised by giving notice to the Company in writing at its address indicated above or in open meeting.

     Outstanding Shares. The close of business on September 12, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On such date, the Company's voting securities outstanding consisted of 16,804,123 Common Shares, $1 par value, each of which is entitled to one vote at the meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of June 30, 1996, by: (a) the Company's directors (including nominees for director); (b) each other person who is known by the Company to own beneficially more than 5% of the outstanding Common Shares; (c) the Company's Chief Executive Officer and the other four most highly compensated executive officers named in the Summary Compensation Table; and (d) the Company's executive officers and directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all Common Shares set forth opposite their names.

                                                              NUMBER OF SHARES      PERCENT
                 NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     OF CLASS
- -----------------------------------------------------------  ------------------     --------
James S. Reid, Jr..........................................       1,383,998(1)         8.2%
  2401 South Gulley Road
  Dearborn, Michigan 48124
John D. Drinko.............................................         797,413(2)         4.8%
John D. Sigel..............................................         299,165(3)         1.8%
Leigh H. Perkins...........................................         245,756(4)         1.5%
Theodore K. Zampetis.......................................         132,667(5)          (6)
Malcolm R. Myers...........................................          87,125(7)          (6)

                                                              NUMBER OF SHARES      PERCENT
                 NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     OF CLASS
- -----------------------------------------------------------  ------------------     --------
Curtis E. Moll.............................................          58,435(8)          (6)
W. Hayden Thompson.........................................          20,000             (6)
John Doddridge.............................................          10,000             (6)
Alan E. Riedel.............................................          25,012             (6)
Edward B. Brandon..........................................           5,500(9)          (6)
Alfred M. Rankin, Jr.......................................           2,500             (6)
James C. Baillie...........................................           2,000             (6)
Stephan J. Mack............................................          20,720(10)         (6)
James F. Keys..............................................          33,129(11)         (6)
Donald R. Sheley, Jr.......................................           6,163(12)         (6)

All Executive Officers and Directors as a Group............       3,149,867          18.8%

- ---------------

 (1) Includes 891,745 shares owned by Mr. Reid (which amount includes 12,591 restricted shares earned in fiscal 1995 and 1996 but subject to forfeiture); 139,196 shares owned by his wife, Donna S. Reid; 10,220 shares which Mr. Reid has the right to acquire pursuant to stock options currently exercisable or exercisable within 60 days; 71,987 shares held by a life trust in which Mr. Reid has a remainder interest; 1,428 shares held for his account under the Company's Employee Stock Purchase Plan and 14,491 shares held for his account under the Company's Individual Retirement and Investment Trust Plan; and 254,931 shares held by The Standard Products Foundation, of which Mr. Reid is President and a trustee. The number of shares shown above does not include shares owned by Mr. Reid's children or grandchildren and 210,345 shares held by two trusts as to which Mr. Reid is an income beneficiary and Mr. Drinko is trust advisor, which shares are included in the number of shares reported by Mr. Drinko.

 (2) Includes 47,010 shares owned by Mr. Drinko; 21,521 shares held in an individual retirement account of which Mr. Drinko is the beneficiary; 36,175 shares owned by his wife, Elizabeth G. Drinko; 1,000 shares held in an individual retirement account of which Mrs. Drinko is the beneficiary; 165,076 shares owned by a corporation of which Mr. Drinko is a shareholder, officer and director; 56,218 shares owned by a charitable foundation established by Mr. Drinko and his wife; 210,345 shares held by two trusts as to which Mr. Drinko is a trust advisor and of which Mr. Reid is an income beneficiary; 135,062 shares owned by a foundation of which Mr. Drinko is President and a trustee; and 125,006 shares held by a charitable lead trust of which Mr. Drinko is a co-trustee. In addition, 80,700 shares are held by a charitable lead trust in which Mr. Drinko and Mr. Sigel are co-trustees; 78,125 shares are owned by Cloyes Gear & Products, Inc. of which Mr. Drinko and Mr. Myers are directors; 1,000 shares are owned by a foundation of which Mr. Drinko and Mr. Myers are trustees; and 29,752 shares are owned by a foundation of which Mr. Drinko and Mr. Perkins are trustees, none of which shares are included in the number of shares shown in the table above as being owned by Mr. Drinko.

 (3) Includes 16,403 shares owned by Mr. Sigel; 178,281 shares owned by his wife, Sally C. Reid; 23,781 shares held by trusts of which his wife is a trustee; 80,700 shares owned by a charitable lead trust of which Mr. Sigel and Mr. Drinko are co-trustees. In addition, 254,931 shares are owned by The Standard Products Foundation of which Mr. Sigel is a trustee, none of which shares are included in the number of shares shown in the table as being owned by Mr. Sigel. Mr. Sigel is the son-in-law of Mr. Reid, Chairman and Chief Executive Officer of the Company.

 (4) Includes 127,857 shares owned by Mr. Perkins; 88,147 shares held by his wife, Romi Perkins; and 29,752 shares owned by a foundation of which he and Mr. Drinko are trustees.

 (5) Includes 87,453 shares owned by Mr. Zampetis (which amount includes 22,991 restricted shares earned in fiscal 1994, 1995 and 1996 but subject to forfeiture); 24,833 shares owned by his wife, Ann J. Zampetis; 468 shares held for his account under the Company's Employee Stock Purchase Plan; 10,473 shares held for his account under the Company's Individual Retirement and Investment Trust Plan; and 9,440 shares which Mr. Zampetis has the right to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

 (6) Represents less than one percent.

 (7) Includes 8,000 shares owned by Mr. Myers; 78,125 shares owned by Cloyes Gear & Products, Inc.; and 1,000 shares owned by a foundation of which Mr. Myers and Mr. Drinko are Trustees.

 (8) Includes 210 shares owned by his wife, Sara Moll; 45,725 shares owned by the pension fund of MTD Products, Inc.; and 12,500 shares owned by a charitable foundation of which he is a trustee.

 (9) In addition, Mr. Brandon is a trustee of The Standard Products Foundation, which owned 254,931 shares as of June 30, 1996, which shares are included in the number of shares reported by Mr. Reid.

(10) Includes 16,055 shares owned by Mr. Mack; 825 shares held for his account under the Individual Retirement and Investment Trust Plan; and 3,840 shares which Mr. Mack has the right to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

(11) Includes 24,175 shares owned by Mr. Keys; 2,117 shares held for Mr. Keys in his account under the Company's Individual Retirement and Investment Trust Plan; 1,800 shares which Mr. Keys has the right to acquire pursuant to stock options currently exercisable or exercisable within 60 days; and 5,037 restricted shares owned by Mr. Keys which were earned in fiscal 1995 and 1996;

(12) Includes 2,163 shares owned by Mr. Sheley; and 4,000 shares which Mr. Sheley has the right to acquire pursuant to stock options currently exercisable or exercisable within 60 days.

     The persons named in the table above disclaim any beneficial ownership with respect to shares owned by their spouses and children or by any trust, estate, foundation, custody account or other entity of which they are a trustee, trust advisor or custodian.

                             ELECTION OF DIRECTORS

     In accordance with the Company's Amended Code of Regulations, the Board of Directors has fixed the number of directors at thirteen, divided into two classes of four and one class of five. At the Annual Meeting, the shares represented by proxies, unless otherwise specified, will be voted for the election of the four nominees hereinafter named, each to serve for a term of three years and until his successor is duly elected and qualified.

     The nominees for director are John D. Drinko, Curtis E. Moll, Malcolm R. Myers and Theodore K. Zampetis, all of whom are presently directors of the Company. Messrs. Drinko, Moll, Myers and Zampetis were each elected at the 1993 Annual Meeting of the Company's Shareholders. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the four persons named hereinafter, although persons in addition to those nominees named herein may be nominated by the shareholders at the meeting.

     If for any reason any of the nominees is not a candidate (which is not expected) when the election occurs, it is intended that proxies will be voted for the election of a substitute nominee designated by management. The following information is furnished with respect to each person nominated for election as a director.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                       EXPIRATION
                                                                         PERIOD         OF TERM
                                                                       OF SERVICE      FOR WHICH
   NAME AND AGE                   PRINCIPAL OCCUPATION                 AS DIRECTOR     PROPOSED
- -------------------    -------------------------------------------    -------------    ---------
John D. Drinko         Attorney-at-Law, Baker & Hostetler,            1957-1958           1999
      75               Cleveland, Ohio                                1967-1968
                                                                      1969 to date

Curtis E. Moll         Chairman and Chief Executive Officer, MTD      1991 to date        1999
      57               Products, Inc. (manufacturer of outdoor
                       power equipment and of tools, dies and
                       stampings for the automotive industry)

Malcolm R. Myers       Chairman, Cloyes Gear & Products, Inc.         1984 to date        1999
      62               (manufacturer of automotive timing
                       components)

Theodore K. Zampetis   President and Chief Operating Officer of       1991 to date        1999
                       the Company
      51

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

     The following information is furnished with respect to each person continuing as a director.

                                                                                        EXPIRATION
                                                                          PERIOD         OF TERM
                                                                        OF SERVICE      FOR WHICH
   NAME AND AGE                    PRINCIPAL OCCUPATION                 AS DIRECTOR     PROPOSED
- -------------------     -------------------------------------------    -------------    ---------
John Doddridge          Chairman and Chief Executive Officer,          1995 to date        1998
      56                Intermet Corporation (manufacturer of
                        precision ductile and gray iron castings
                        for the automotive and truck industries)

Leigh H. Perkins        Chairman, The Orvis Company, Inc.              1969 to date        1998
      68                (manufacturer and distributor of fishing
                        tackle and sporting goods)

Alfred M. Rankin, Jr.   Chairman, President and Chief Executive        1989 to date        1998
                        Officer, NACCO Industries, Inc. (holding
      54                company with operations in mining,
                        manufacturing of small electrical
                        appliances and of forklift trucks and
                        service parts)

John D. Sigel           Attorney-at-Law, Hale and Dorr, Boston,        1991 to date        1998
      43                Massachusetts

W. Hayden Thompson      Chairman and Chief Executive Officer,          1982 to date        1998
      69                Solarflo Corporation (manufacturer of gas
                        and electric heating equipment)

James C. Baillie        Partner, Tory Tory DesLauriers &               1994 to date        1997
      58                Binnington, Barristers & Solicitors,
                        Toronto, Canada

Edward B. Brandon       Retired Chairman, President and Chief          1976 to date        1997
      64                Executive Officer, National City
                        Corporation (bank holding company)

James S. Reid, Jr.      Chairman and Chief Executive Officer of the    1959 to date        1997
      70                Company

Alan E. Riedel          Retired Vice Chairman, Cooper Industries,      1976 to date        1997
      66                Inc. (worldwide diversified manufacturer of
                        electrical products, electric power
                        equipment, tools and hardware, and of
                        automotive products)

     Each of the above directors and nominees for election as a director has had the principal occupation indicated for at least five years, except Mr. Doddridge, who served as Vice Chairman and Chief Executive Officer of Magna International, Inc. from November 1992 to November 1994 and President of North American Operations of Dana Corporation from mid-1989 to 1992; Mr. Riedel, who served as Senior Vice President-Administration of Cooper Industries, Inc. from 1973 to August 1992; Mr. Brandon, who served as Chairman, President, and Chief Executive Officer of National City Corporation until September 1995; and Mr. Zampetis, who served as Executive Vice President and President, Standard Products Automotive Operations, from June 1991 to October 1991.

     Mr. Brandon is a director of National City Corporation and RPM, Inc. Mr. Doddridge is a director of Intermet Corporation and Detroit Diesel Corporation. Mr. Moll is a director of United Screw and Bolt Corporation and Shiloh Industries, Inc. Mr. Rankin is a director of NACCO Industries, Inc., The B.F. Goodrich Company and The Vanguard Group. Mr. Riedel is a director of Belden Inc., First Knox Bank Corp., Arkwright Mutual Insurance Company and Chairman of Gardner Denver Machinery, Inc. Mr. Zampetis is a director of Shiloh Industries, Inc. and National City Bank.

     During the fiscal year ended June 30, 1996, the Board of Directors held seven meetings. During the last fiscal year the Board of Directors appointed an Audit Committee, a Finance Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. With the exception of Mr. Doddridge, each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of the committees on which he served.

     The Audit Committee of the Board of Directors of the Company (the "Audit Committee"), of which Mr. Brandon was Chairman and Messrs. Baillie, Moll, Myers, Rankin, Sigel and Thompson were members, held three meetings and consulted informally on other occasions during the last fiscal year. The Audit Committee recommends annually to the Board of Directors the independent public accountants for the Company, reviews with the independent public accountants the arrangements for and scope of the audits to be conducted by them and the results of those audits, and reviews various financial and accounting matters affecting the Company.

     The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), of which Mr. Riedel was chairman and Messrs. Brandon, Myers and Perkins were members, held six meetings and consulted informally on other occasions during the last fiscal year. The Compensation Committee periodically reviews and determines the compensation, including fringe benefits and incentive compensation, of officers and management personnel of the Company and administers the Company's restricted stock plan and the Company's stock option plans. The Compensation Committee also determines the officers and key employees of the Company who participate in the plans and the stock options and restricted stock awards to be granted.

     The Finance Committee, of which Mr. Drinko was chairman and Messrs. Doddridge, Moll, Perkins, Riedel and Thompson were members, held one meeting and consulted informally during the last fiscal year. The Finance Committee administers the investments of the Company's retirement funds and renders advice and counsel to management on financial matters affecting the Company.

     Director's Compensation. Each director who is not an officer of the Company or a subsidiary of the Company is compensated at the rate of $16,000 per year. Each director also receives $1,000 for attendance at each meeting of the Board of Directors and for each meeting of any committee not held in conjunction with a meeting of the Board of Directors. Committee Chairmen receive an additional $1,000 per year.

                             EXECUTIVE COMPENSATION

     The following information is set forth with respect to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers.

                         I. SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                                 COMPENSATION
                                                                             --------------------
                                              ANNUAL COMPENSATION
                                       ----------------------------------           AWARDS
                                                                  OTHER      --------------------       ALL
                                                                  ANNUAL     RESTRICTED                OTHER
                                                                 COMPEN-      STOCK        STOCK      COMPEN-
         NAME AND           FISCAL      SALARY       BONUS        SATION     AWARD(S)     OPTIONS     SATION
    PRINCIPAL POSITION       YEAR        ($)         ($)(1)       ($)(2)       ($)          (#)       ($)(3)
- --------------------------  ------     --------     --------     --------    --------     -------     -------
James S. Reid, Jr.           1996      $600,000     $158,190        -          (4)          -         $3,594
Chairman and Chief           1995       600,000      144,000        -           -           -          1,957
Executive Officer            1994       550,000      228,800        -           -          3,000       3,484

Theodore K. Zampetis         1996      $410,000     $108,096        -          (5)        50,000      $3,594
President and Chief          1995       400,000       96,000        -           -           -          1,957
Operating Officer            1994       338,542      140,833        -           -          3,000       3,758

Stephan J. Mack              1996      $228,971     $ 78,300        -           -          4,000        -
President, Holm              1995       225,000       78,300        -           -           -           -
Industries, Inc.             1994       225,000       90,000        -           -          4,650        -

James F. Keys                1996      $241,074     $ 63,559        -          (6)        15,000      $3,734
Executive Vice               1995       168,220       33,430        -           -           -          3,038
President-International      1994       132,961       52,678        -           -           -          3,038

Donald R. Sheley, Jr.(7)     1996      $215,625     $ 56,849        -           -         10,000      $  240
Vice President-Finance       1995         -            -            -           -           -           -
and Chief Financial          1994         -            -            -           -           -           -
Officer

- ---------------

     (1) Amounts shown represent bonuses earned pursuant to the Company's Officers Incentive Compensation Plan, except that amounts shown with respect to Mr. Mack reflect amounts paid pursuant to the Holm Industries, Inc. bonus plan.

     (2) Total perquisites and other personal benefits for each of the named executive officers do not exceed the threshold amounts specified in the regulations promulgated by the Securities and Exchange Commission.

     (3) Amounts shown represent the Company's contributions on behalf of Messrs. Reid, Zampetis and Keys under the Individual Retirement and Investment Trust Plan and, in the case of Messrs. Reid, Zampetis and Sheley, under the Stock Purchase Plan. During the last fiscal year, the Company's contributions on behalf of Mr. Reid under each of the Individual Retirement and Investment Trust Plan and the Stock Purchase Plan were $3,234 and $360, respectively. During the last fiscal year, the Company's contributions on behalf of Mr. Zampetis under each of the Individual Retirement and Investment Trust Plan and the Stock Purchase Plan were $3,234 and $360, respectively.

     (4) Mr. Reid was awarded 62,500 restricted Common Shares (adjusted to reflect a 5-for-4 stock split of the Company's Common Shares effected in the form of a stock dividend paid on June 3, 1993, to shareholders of record on May 20, 1993) in fiscal 1992. Under the terms of the award, up to 12,500 of the awarded Common Shares may be earned in each of five consecutive fiscal years beginning in fiscal 1992, based on the percentage of bonus earned during such fiscal year. Awarded Common

         Shares earned by Mr. Reid are subject to forfeiture until the end of the second fiscal year following the fiscal year in which such awarded Common Shares are earned. Mr. Reid earned 10,400 of the awarded Common Shares in fiscal 1994, 6,000 in fiscal year 1995 and 6,591 in fiscal year 1996, 10,400 of which shares vested in 1996, and 6,000 and 6,591 of which shares will vest in 1997 and 1998, respectively. In the event of Mr. Reid's death, all earned but unvested awarded Common Shares shall vest in his designated beneficiary. Based on the last reported sale price of the Company's Common Shares on the New York Stock Exchange, the total awarded and earned Common Shares had a fair market value on June 28, 1996, of $534,541. Dividends are paid only with respect to the awarded Common Shares which are earned. For a discussion of the bonuses payable to the Company's officers, see "Executive Compensation--Compensation Committee Report."

     (5) Mr. Zampetis was awarded 125,000 restricted Common Shares (adjusted to reflect a 5-for-4 stock split of the Company's Common Shares effected in the form of a stock dividend paid on June 3, 1993 to shareholders of record on May 20, 1993) in fiscal 1992. Under the terms of the award, up to 12,500 of the awarded Common Shares may be earned in each of ten consecutive fiscal years beginning in fiscal 1992, based on the percentage of bonus earned during such fiscal year. Awarded Common Shares earned by Mr. Zampetis are subject to forfeiture until the end of the third fiscal year following the fiscal year in which such awarded Common Shares are earned. Mr. Zampetis earned 10,400 Common Shares in fiscal 1994, 6,000 Common Shares in fiscal 1995, and 6,591 Common Shares in fiscal 1996, 10,400, 6,000 and 6,591 of which shares will vest in 1997, 1998 and 1999, respectively. Awarded Common Shares, if any, which are earned in fiscal year 1997 will vest in fiscal year 2000. In the event of Mr. Zampetis's death, all earned but unvested awarded Common Shares and one-half of awarded but unearned Common Shares will vest in his designated beneficiary. Based on the last reported sale price of the Company's Common Shares on the New York Stock Exchange, the total awarded and earned Common Shares had a fair market value on June 28, 1996, of $534,541. Dividends are paid only with respect to the awarded Common Shares which have been earned. For a discussion of the bonuses payable to the Company's officers, see "Executive Compensation--Compensation Committee Report."

     (6) Mr. Keys was awarded 50,000 restricted Common Shares in fiscal 1995. Under the terms of the award, up to 5,000 of the awarded Common Shares may be earned in each of ten consecutive fiscal years beginning in fiscal 1995, based on the percentage of bonus earned during such fiscal year. Awarded Common Shares earned by Mr. Keys are subject to forfeiture until the end of the third fiscal year following the fiscal year in which such awarded Common Shares are earned. Mr. Keys earned 2,400 Common Shares in fiscal 1995 and 2,635 Common Shares in fiscal 1996 which shares will vest in fiscal 1998 and in fiscal 1999, respectively. Awarded Common Shares, if any, which are earned in fiscal year 1997 will vest in fiscal year 2000. In the event of Mr. Keys' death, all earned but unvested awarded Common Shares and one-half of awarded but unearned Common Shares will vest in his designated beneficiary. Based on the last reported sale price of the Company's Common Shares on the New York Stock Exchange, the awarded and earned Common Shares had a fair market value on June 28, 1996, of $117,064. Dividends are paid only with respect to the awarded Common Shares which have been earned. For a discussion of the bonuses payable to the Company's officers, see "Executive Compensation--Compensation Committee Report."

     (7) Mr. Sheley commenced employment with the Company on July 17, 1995.

                   II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                           POTENTIAL
                                                                                          REALIZABLE
                                                                                       VALUE AT ASSUMED
                                          PERCENTAGE OF                                 ANNUAL RATES OF
                                          TOTAL OPTIONS                                      STOCK
                                            GRANTED TO                                PRICE APPRECIATION
                                OPTIONS     EMPLOYEES       EXERCISE                  FOR OPTION TERM(3)
                                GRANTED     IN FISCAL        PRICE       EXPIRATION   -------------------
             NAME                #(1)        YEAR(2)       ($/SHARE)        DATE       5%($)      10%($)
- ------------------------------  -------   --------------   ----------   ------------  --------   --------
James S. Reid.................       --           --             --          --             --         --
Theodore K. Zampetis..........   50,000(4)      37.04%       $23.50      June 2001    $324,653   $717,338
Stephan J. Mack...............    4,000         2.97%         19.25     August 2000     17,574     38,195
James F. Keys.................   15,000(4)      11.12%        23.50      June 2001      97,396    215,201
Donald R. Sheley, Jr..........   10,000         7.41%         22.12      July 2000      50,487    109,724

- ---------------

     (1) Options are not exercisable for the one-year period from the date of grant, then no more than 40% of such options may be exercised in any succeeding one-year period.

     (2) Based on 135,000 options granted to all employees during the fiscal year.

     (3) These amounts are based on hypothetical appreciation rates of 5% and 10% and are not intended to forecast the actual future appreciation of the Company's stock price. No gain to optionees is possible without an actual increase in the price of the Company's shares, which increase will benefit all of the Company's shareholders. All calculations are based on a five-year option period.

     (4) Option Agreements with Mr. Zampetis provide: (i) 16,270 incentive stock options which will vest with respect to 3,520 shares in 1997 and in equal amounts of 4,250 per year over a three-year period beginning on June 24, 1998 and (ii) 33,730 nonqualified stock options which will vest after one year. The Option Agreement with Mr. Keys provides incentive stock options which will vest with respect to 4,130 shares in 1997, 4,250 shares in both 1998 and 1999, and 2,370 shares in 2000.

              III. AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                              VALUE OF
                                                           NUMBER OF         UNEXERCISED
                                                          UNEXERCISED       IN-THE-MONEY
                                                          OPTIONS AT         OPTIONS AT
                                                        FISCAL YEAR- END       FISCAL
                                                              (#)            YEAR-END($)
                             SHARES         VALUE       ---------------     -------------
                           ACQUIRED ON     REALIZED      EXERCISABLE/       EXERCISABLE/
          NAME             EXERCISE(#)       ($)         UNEXERCISABLE      UNEXERCISABLE
- -------------------------  -----------     --------     ---------------     -------------
James S. Reid, Jr.            5,000        $ 56,425       10,220/10,820      --
Theodore K. Zampetis             --              --        9,440/60,040      --
Stephan J. Mack               6,850          73,638        2,240/ 7,170      -- /$16,000
James F. Keys                 4,500          59,063        1,800/16,900      --
Donald R. Sheley, Jr.            --              --           --/10,000      -- /$11,250

PENSION PLAN AND SUPPLEMENTAL PLAN

     Salaried employees of the Company with one year of full-time service are eligible to participate in The Standard Products Company Salaried Employees' Pension Plan (the "Pension Plan") and The Standard Products Company Supplemental Salaried Employees' Pension Plan (the "Supplemental Plan"). Except as otherwise noted in "Table I. Summary Compensation Table," the amounts shown therein exclude amounts, if any, expended for financial reporting purposes by the Company as contributions, reserves or benefits paid under the Pension Plan and the Supplemental Plan.

     The Pension Plan provides for normal retirement benefits based on the highest average monthly compensation for 60 consecutive months within the last 120 months prior to retirement (final average compensation). The basic formula is 1 1/15% times final average compensation (up to but not exceeding Social Security-covered compensation), plus 1 2/3% of the amount (if any) of final average compensation in excess of Social Security-covered compensation, all multiplied by the participant's years of pension service under the Plan (up to a maximum of 30 years). Employees who were hired prior to July 1, 1976, may have their normal retirement benefit calculated under an alternative formula as follows: final average compensation multiplied by a percentage equal to the sum of (i) 21.25%, plus (ii) 0.75% for each year of pension service up to a maximum of 25 years (that is, a maximum of 40%). In addition, the Plan provides that the minimum normal retirement benefit shall in all events be no less than $13 multiplied by a participant's years of pension service. Certain of these benefit formulas were adopted effective July 1, 1989, to comply with the Tax Reform Act of 1986. Notwithstanding any new benefit formulas, each participant is entitled to a benefit no less than his or her accrued benefit as of June 30, 1989. Participants may elect that retirement benefits be paid in the form of a life annuity, a ten-year or five-year sum certain annuity, or various joint and surviving spouse options; the Plan's normal retirement benefit amount is payable monthly, based on a single-life annuity with five years certain.

     Compensation covered under the Pension Plan includes (i) base salary, (ii) bonuses, (iii) payments for overtime, (iv) salary deferred under the Company's Individual Retirement Plan, and (vi) the taxable amount value of Restricted Stock that vests in any Plan Year under the Restricted Stock Plan. Extraordinary payments and Company contributions to the Company's Individual Retirement Plan are not included in compensation. Additionally, the collective value of the taxable amount of vested Restricted Stock and bonuses received in any Plan Year in excess of 50% of base salary in that Plan Year is not included in compensation.

     The Supplemental Plan is a nonqualified plan which provides a supplemental benefit for eligible salaried employees under terms and conditions similar to those under the Pension Plan. The supplemental benefit is equal to the excess of
(i) the benefit that would have been payable to the employee under the Pension Plan without regard to certain annual retirement income and benefit limitations imposed by federal law over (ii) the benefit payable to the employee under the Pension Plan.

     The Table below shows estimated annual benefits payable (assuming payments made in the normal retirement form, and not under any of the various survivor forms of benefit payments) under the Pension Plan and the Supplemental Plan to any salaried employee upon retirement in the 1996 Plan Year at age 65 after selected periods of service.

AVERAGE ANNUAL                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT IN 1996 PLAN YEAR
 SALARY USED                                    WITH YEARS OF SERVICE INDICATED
 TO DETERMINE      ------------------------------------------------------------------------------------------
   BENEFITS           15 YEARS           20 YEARS           25 YEARS           30 YEARS           35 YEARS
- --------------     --------------     --------------     --------------     --------------     --------------
   $125,000           $    28,768        $    45,313        $    50,000        $    57,536        $    57,536
    150,000                35,018             54,375             60,000             70,036             70,036
    175,000                41,268             63,438             70,000             82,536             82,536
    200,000                47,518             72,500             80,000             95,036             95,036
    225,000                53,768             81,563             90,000            107,536            107,536
    250,000                60,018             90,625            100,030            120,036            120,036
    300,000                72,518            108,750            120,864            145,036            145,036
    350,000                85,018            126,875            141,697            170,036            170,036
    400,000                97,518            145,000            162,530            195,036            195,036
    450,000               110,018            163,125            183,364            220,036            220,036
    500,000               122,518            181,250            204,197            245,036            245,036
    550,000               135,018            199,375            225,030            270,036            270,036
    600,000               147,518            217,500            245,864            295,036            295,036
    650,000               160,018            235,625            266,697            320,036            320,036
    700,000               172,518            253,750            287,530            345,036            345,036
    750,000               185,018            271,875            308,364            370,036            370,036
    800,000               197,518            290,000            329,197            395,036            395,036
    850,000               210,018            308,125            350,030            420,036            420,036
    900,000               222,518            326,250            370,864            445,036            445,036

     As of June 30, 1996, the credited years of service for retirement purposes were as follows: Mr. Reid--40; Mr. Zampetis--23; Mr. Mack--7; Mr. Keys--24; and Mr. Sheley--0.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Brandon, Myers, Perkins and Riedel are the members of the Company's Compensation Committee. There are no compensation committee interlocks.

     Transactions with Management. Edward B. Brandon, a director of the Company, is a director and the retired Chairman, President and Chief Executive Officer of National City Corporation. The Company has a $125,000,000 revolving credit agreement with National City Bank, Cleveland, Ohio ("National City"), a wholly owned subsidiary of National City Corporation, and three other banks, until January 19, 1998. National City has a 31.4% participation in such credit agreement. The Company borrowed from National City during the 1996 fiscal year on a short-term uncommitted line of credit at prevailing market rates. NatCity Investments, Inc., a subsidiary of National City, also received a one-time fee in fiscal 1996 of $125,000 from the Company for advisory services rendered to the Company in connection with the securitization of certain of the Company's accounts receivables.

     John D. Drinko, a director of the Company, is senior advisor to the policy committee of Baker & Hostetler, which firm acts as general legal counsel for the Company.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return of a hypothetical investment in the Common Shares with the cumulative total return of a hypothetical investment in each of the Standard & Poor's Composite--500 Index and the Dow Jones Auto Parts Index based on the respective market price of each such investment at the end of each of the Company's fiscal years shown below, assuming in each case an initial investment of $100 on July 1, 1991, and reinvestment of dividends.

                                 The Standard      Dow Jones
      Measurement Period           Products       Auto Parts
    (Fiscal Year Covered)           Company          Index          S&P 500
1991                                    100.00          100.00          100.00
1992                                    190.99          141.25          113.42
1993                                    257.09          176.29          128.90
1994                                    221.32          178.06          130.72
1995                                    169.33          196.04          164.80
1996                                    187.35          218.66          207.65

COMPENSATION COMMITTEE REPORT

     The Company's executive compensation program is administered by the Compensation Committee which has responsibility for reviewing all aspects of the compensation program for the executive officers of the Company. The Compensation Committee is comprised of the four directors listed at the end of this report, none of whom is an employee of the Company.

     The Compensation Committee's primary objective with respect to executive compensation is to establish programs which attract and retain key managers and align their compensation with the Company's overall business strategies, values, and performance. To this end, the Compensation Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy to compensate executive officers based on their responsibilities, achievement of annual established goals and the Company's overall annual and longer-term performance.

     The primary components of the Company's executive compensation program are:
(a) base salaries, (b) annual cash incentive opportunities, and (c) long-term incentive opportunities in the form of stock-based awards. Each of these primary components of compensation is discussed below.

     Base Salaries. Base salaries for each of the Company's executive officers are generally established annually by the Compensation Committee using as a guide one or more widely accepted salary evaluation systems -- taking into account individual and Company performance and competitive, inflationary, and internal equity considerations.

     With respect to the $600,000 base salary established for Mr. Reid in June 1995 for fiscal 1996, which is the same base salary as paid to Mr. Reid in fiscal 1995, the Compensation Committee took into account Mr. Reid's responsibilities as a result of the new product launches under his management, as well as a review of the compensation paid to chief executive officers of comparable companies.

     Annual Cash Incentives. All executives of the Company are eligible to receive annual cash bonus awards based on a set percentage of base salary with a maximum bonus attainable equal to 50% of base salary. Each year the Company's Board of Directors, usually at the director's meeting held in August, sets a target goal for maximum bonus awards based on the Company's earnings per common share. Actual bonus awards paid are proportional to the percentage of the target goal actually attained. The bonus target in fiscal year 1996 was $1.65 per common share. Since earnings per common share, as adjusted for the bonus awards, for fiscal 1996 were $.87, the bonus award for fiscal 1996 to each executive officer of the Company, including Mr. Reid but excluding Mr. Mack, was equal to 26.34% of base salary. Mr. Mack's bonus awards are calculated under Holm Industries, Inc.'s bonus plan. For fiscal year 1996, Mr. Mack's bonus was equal to 34% of his base salary.

     Long-Term Stock Incentives. The Company's restricted stock plan permits the Compensation Committee to award restricted shares, which awards are designed to attract and retain well-qualified personnel for positions of substantial responsibility with the Company and its subsidiaries. Awards of restricted Common Shares may be made by the Compensation Committee in its sole discretion. Awards of 62,500 and 125,000 restricted Common Shares (adjusted to reflect a 5-for-4 stock split of the Company's Common Shares effected in the form of a stock dividend paid on June 3, 1993 to shareholders of record on May 20, 1993) were made in fiscal 1992 to Messrs. Reid and Zampetis, respectively. In fiscal 1995, Mr. Keys was awarded 50,000 restricted Common Shares. See "Table
I -- Summary Compensation Table" set forth on page 6 of this proxy statement for a discussion of the terms pursuant to which the restricted Common Shares awarded to Messrs. Reid, Zampetis and Keys are earned and subject to forfeiture. Only one other award of restricted Common Shares has been made to an executive officer of the Company.

     The Company's stock option plans permit the Compensation Committee, in its sole discretion, to grant stock option awards which are designed to encourage and enable key management employees of the Company to acquire a larger stock ownership and personal financial interest in the Company. The Compensation Committee believes that stock option awards subject to periodic vesting enable the Company to attract and retain qualified individuals for service with the Company. Individual option grants, with exercise prices at least equal to the fair market value of the Company's Common Shares on the date of grant, are determined by the Compensation Committee based on the executive's current performance, potential for future responsibility, and the impact of the particular executive officer's performance on the operational results of the Company. Stock option awards during the last fiscal year to each of the Chief Executive Officer and the other four most highly compensated executive officers of the Company are set forth in "Table II -- Option/SAR Grants in Last Fiscal Year" on page 8 of this proxy statement.

                                            Alan E. Riedel, Chairman
                                            Edward B. Brandon
                                            Malcolm R. Myers
                                            Leigh H. Perkins

                 PROPOSAL ONE: 1996 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors of the Company, at a meeting of the Board of Directors on May 13, 1996, approved The Standard Products Company 1996 Employee Stock Option Plan (the "1996 Stock Option Plan") and directed that the 1996 Stock Option Plan be submitted to the shareholders for approval at the annual meeting. The primary purpose of the 1996 Stock Option Plan is to encourage and enable key management employees of the Company and its subsidiaries to acquire a larger stock ownership and personal financial interest in the Company and thereby provide additional incentive for the promotion of the welfare of the Company and for the continued service of the participants with the Company. A copy of the 1996 Stock Option Plan is attached to this proxy statement as Exhibit A.

     THE FOLLOWING DESCRIPTION OF THE 1996 STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO EXHIBIT A.

Description of the Plan

     Shareholder approval of the 1996 Stock Option Plan is being sought to qualify the 1996 Stock Option Plan as an incentive stock option plan under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), in order for awards of options to be eligible for exemption from the dollar limitation on deductions imposed by Section 162(m) of the Code and to satisfy a condition of the Plan requiring shareholder approval of the Plan.

     Under the 1996 Stock Option Plan, awards of options to purchase Common Shares may be made to key employees of the Company or its subsidiaries. The options provided for under the 1996 Stock Option Plan may be either incentive stock options intended to qualify for favorable tax treatment under Section 422 of the Code or nonqualified stock options which do not qualify for such treatment.

     The aggregate number of Common Shares with respect to which awards may be made under the 1996 Stock Option Plan is 350,000. Such maximum number of Common Shares is subject to appropriate adjustment upon the occurrence of certain events, including stock dividends, recapitalizations, mergers, reorganizations, consolidations, stock splits, stock consolidations or certain other changes in the Common Shares. Common Shares which are not purchased under an option which has terminated or lapsed may be used for the further grant of options under the 1996 Stock Option Plan.

     The 1996 Stock Option Plan is administered by the Compensation Committee, each member of which is a "disinterested person" (as defined in Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act")) and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the terms of the 1996 Stock Option Plan, the Compensation Committee has sole authority to determine and designate persons to whom awards are to be made under the 1996 Stock Option Plan and the nature and terms, including vesting schedules, of such awards.

     Options granted under the 1996 Stock Option Plan may not be exercised more than ten years after the date of grant. The aggregate fair market value (determined on the date of grant) of the Common Shares subject to incentive stock options under all option plans of an employer corporation (and its parent and subsidiary corporations) which are exercisable for the first time by an employee in any calendar year may not exceed $100,000. In no event shall there be granted under the 1996 Stock Option Plan to any employee options to purchase more than 250,000 Common Shares. The Compensation Committee, in its sole discretion, will determine the vesting schedule of each option granted under the 1996 Stock Option Plan; provided, however, that options may not be exercised during the first year after they are granted. The 1996 Stock Option Plan provides that the option price shall not be less than 100% of the fair market value of the Common Shares on the date such option is granted or 110% of such fair market value in the case of an incentive stock option granted to an employee holding more than 10% of the Company's outstanding Common Shares on the date of grant. The purchase price of the Common Shares subject to options must be paid in full by an optionee at the time of exercise of such option in either cash or Common Shares.

     No cash consideration will be received by the Company for granting options under the 1996 Stock Option Plan. Options will be granted in consideration of the services rendered or to be rendered to the Company by the employees receiving the options.

     Options will be granted to key management employees of the Company or its subsidiaries who are in a position to contribute substantially to the growth and success of the Company and its subsidiaries. No director who is not an employee of the Company or one of its subsidiaries will be eligible to receive options.

TAX CONSEQUENCES

     With respect to nonqualified stock options, in general, for federal income tax purposes under present law:

          (i) The grant of a nonqualified stock option, by itself, will not result in income to the optionee.

          (ii) Except as provided in (v) below, the exercise of a nonqualified stock option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the option price.

          (iii) Except as provided in (v) below, the tax basis of the shares acquired upon exercise of a nonqualified stock option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

          (iv) No deduction will be allowable to the employer corporation upon the grant of a nonqualified stock option, but upon the exercise of a nonqualified stock option, a deduction will in general be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such option if the employer corporation deducts and withholds appropriate federal withholding tax.

          (v) With respect to the exercise of a nonqualified stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period of the optionee in the shares received will include his holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at the time in the amount of the fair market value of such excess shares, the tax basis of such excess shares will be equal to the fair market value of such shares at the time of exercise, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     With respect to incentive stock options, in general, for federal income tax purposes under present law:

          (i) Neither the grant nor the exercise of an incentive stock option, by itself, will result in income to the optionee; however, the excess of the fair market value of the shares at the time of exercise over the option price is (unless there is a disposition of the shares acquired upon exercise of an incentive stock option in the taxable year of exercise) includable in alternative minimum taxable income which may, under certain circumstances, result in alternative minimum tax liability to the optionee.

          (ii) If the shares acquired upon exercise of an incentive stock option are disposed of in a taxable transaction after the later of two years from the date on which the option is granted or one year from the date on which such shares are transferred to the optionee, long-term capital gain or loss will be realized by the optionee in an amount equal to the difference between the amount realized by the optionee and the optionee's basis which, except as provided in (v) below, is the option price.

          (iii) Except as provided in (v) below, if the shares acquired upon the exercise of an incentive stock option are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the shares to the optionee (a "disqualifying disposition"):

                  (a) Ordinary income will be realized by the optionee at the time of such disqualifying disposition in the amount of the excess, if any, of the fair market value of the shares at the time of such exercise over the option price, but not in an amount exceeding the excess, if any, of the amount realized by the optionee over the option price.

                  (b) Short-term or long-term capital gain will be realized by the optionee at the time of any such disqualifying disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the shares at the time of such exercise.

                  (c) Short-term or long-term capital loss will be realized by the optionee at the time of any such disqualifying disposition in an amount equal to the excess, if any, of the option price over the amount realized.

          (iv) No deduction will be allowed to the employer corporation with respect to incentive stock options granted or shares transferred upon exercise thereof, except that if a disqualifying disposition is made by the optionee, the employer corporation will in general be entitled to a deduction in the taxable year in which the disqualifying disposition occurred in an amount equal to the amount of ordinary income realized by the optionee making such disposition.

          (v) With respect to the exercise of an incentive stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period (except for purposes of the one-year period referred to in (iii) above) of the optionee in shares received will include this holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, no taxable income will be realized by the optionee at that time, such excess shares will be considered incentive stock option stock with a zero basis, and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee. If the shares surrendered were acquired as the result of the exercise of an incentive stock option and the surrender takes place within two years from the date the option relating to the surrendered shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the optionee will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the shares surrendered over the basis of such shares. If any of the shares received are disposed of in a disqualifying disposition, the optionee will be treated as first disposing of the shares with a zero basis.

     The Board of Directors may at any time amend the 1996 Stock Option Plan or any part thereof as it shall deem advisable; provided, however, that the Board of Directors shall obtain any approval by shareholders which is necessary pursuant to Sections 422 and 162(m) of the Code. No amendment may be made in any option then outstanding under the 1996 Stock Option Plan, however, which would impair the rights of the optionee without the consent of such optionee.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of the Common Shares present at the annual meeting is required to adopt this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1996 STOCK OPTION PLAN.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received by the Company at 2130 West 110th Street, Cleveland, Ohio 44102, on or before May 22, 1997, for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and owners of more than 10% of the Company's Common Shares, to file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Executive officers, directors and owners of more then 10% of the Common Shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% beneficial owners were complied with, except that Mr. Sigel inadvertently failed to file reports of change in ownership relating to the Common Shares as a result of a share dividend on June 3, 1993 (41,254 shares) and family gifts on the following dates: October 11, 1993 -- 24,000 shares; January 11, 1994 -- 2,160 shares; March 17, 1995 -- 4,900 shares; and January 17, 1996 -- 4,600 shares; and Mr. Keys inadvertently failed to include the ownership of 1,588 shares on his initial Form 3 filing in 1993 and his subsequent Section 16 filings. Corrective Form 5 filings were made for both Mr. Keys and Mr. Sigel on August 13, 1996 and September 10, 1996 respectively.

                                 OTHER MATTERS

     The Company has not selected its independent public accountants for the current fiscal year. This selection will be made later in the year by the Board of Directors. Representatives of Arthur Andersen LLP, which served as the Company's independent public accountants during the fiscal year ended June 30, 1996, are expected to be present at the annual meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

     If the enclosed proxy is executed and returned to the Company, the persons named in it will vote the shares represented by such proxy at the meeting. The form of proxy permits specification of a vote for the election of directors as set forth under "Election of Directors" above, the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees.

     Where a choice has been specified in the proxy, the shares represented will be voted in accordance with such specification. If no specification is made, such shares will be voted at the meeting to elect directors as set forth under "Election of Directors" above and FOR Proposal One above. Under Ohio law and the Company's Second Amended and Restated Articles of Incorporation, as amended, broker non-votes and abstaining votes will not be counted in favor of or against any nominee. Under Ohio law and the Company's Second Amended and Restated Articles of Incorporation, as amended, broker non-votes and abstaining votes with respect to Proposal One will in effect be votes against such proposal. If any other matters shall properly come before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. Management does not know of any other matters which will be presented for action at the meeting.

                                            By order of the Board of Directors,

                                            J. RICHARD HAMILTON,
                                            Secretary

Dated: September 18, 1996

                                   EXHIBIT A

                         THE STANDARD PRODUCTS COMPANY
                        1996 EMPLOYEE STOCK OPTION PLAN

     1. INCENTIVE PURPOSE. The purpose of The Standard Products Company 1996 Employee Stock Option Plan (the "Plan") is to encourage and enable key management employees of The Standard Products Company, an Ohio corporation (the "Company"), and its subsidiaries to acquire a larger stock ownership and personal financial interest in the Company and thereby provide additional incentive for the promotion of the welfare of the Company and for the continued service of the participants with the Company.

     2. AMOUNT OF STOCK. Upon the approval of the Plan by the shareholders, there shall be reserved, allotted and set aside for issuance under the Plan 350,000 of the presently authorized but unissued Common Shares, $1.00 par value, of the Company (the "Common Shares"), subject to Paragraph 13. As set forth in Paragraph 19 of the Plan, all of such options may be granted as incentive stock options, all of such options may be granted as nonqualified stock options, or such options may be granted as both incentive stock options and nonqualified stock options.

     3. ADMINISTRATION. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors which shall consist of not less than three members, none of whom are employees of the Company or its subsidiaries or are eligible to receive an incentive or nonqualified stock option while serving as a member of the Committee, and each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 or any successor definition adopted by the Securities and Exchange Commission and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board may also select one or more qualified Directors to serve as alternate members of the Committee, who may take the place of any absent member or members at any meeting of the Committee. The Committee shall be authorized to administer the Plan in accordance with its terms and may adopt, amend or repeal such rules and regulations as the Committee may desire concerning the conduct of its affairs. The interpretation and construction by the Committee of any provision of the Plan or of any stock option granted under it and the administration of the Plan by the Committee shall be final. No member of the Board of Directors or the Committee shall be liable for any action taken or omitted or any determination made in good faith in connection with the Plan.

     4. PARTICIPATION. Subject to the limitations herein set forth, the Committee may grant incentive or nonqualified stock options from time to time during the period ending May 12, 2006 to such key management employees of the Company or any subsidiary thereof as in the opinion of the Committee will best further the interests of the Company and achieve the purposes of the Plan. No option shall be granted to any individual who, at the time the option is granted:

          (i) Shall not be an employee of the Company or a subsidiary (as defined in Section 424(f) of the Code) thereof, or

          (ii) Shall be a member of the Committee.

     5. THE OPTION PRICE. Except as provided in Paragraph 7, the option price per Common Share to be paid upon the exercise of any stock option, as determined by the Committee, shall be not less than the fair market value per Common Share at the time the option is granted. Such fair market value shall be the first sale price per Common Share (or in the event there are no sales, then the average of the opening bid and asked prices per Common Share) on the New York Stock Exchange on the date on which the option is granted.

     6. LENGTH OF OPTION. Except as otherwise provided, each option shall be exercisable no later than ten (10) years from the date it is granted. Each option granted to an employee, who at the time the incentive stock option is granted to him, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employee corporation or of its parent or subsidiary corporation under the attribution rules set forth in Section 424(d) of the Code, shall be exercisable no later than five (5) years from the date it is granted. The Committee, in its sole discretion, will determine the vesting schedule of each option granted under this Plan; provided, however, that no option may be exercised prior to one year from the date it is granted. Except as provided in Paragraphs 8, 9 and 10 hereof, no option may be exercised unless the optionee is at the time of such exercise in the employ of the Company or of a subsidiary thereof and shall have been continuously so employed since the granting of his option. Absence or leave approved by the Committee in accordance with applicable provisions of the Code and the regulations promulgated thereunder shall not be considered an interruption of employment for purposes of the Plan.

     7. LIMITATION ON GRANTING OF OPTIONS. The Committee shall not grant incentive stock options if the aggregate fair market value (determined at the time the option is granted) of Common Shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all option plans of his employer corporation and its parent and subsidiary corporations) shall exceed $100,000. In no event shall there be granted under the 1996 Stock Option Plan or any other stock option plan of the Company to any employee in any calendar year options to purchase more than 250,000 Common Shares. If any employee, at the time an incentive stock option is granted to him, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or its parent or subsidiary corporations (taking into account the attribution of stock ownership rules set forth in Section 424(d) of the Code), the option price per Common Share to be paid upon the exercise of such incentive stock option shall not be less than one hundred and ten percent (110%) of the fair market value per Common Share at the time the incentive stock option is granted, as determined in accordance with Paragraph 5.

     8. TERMINATION OF EMPLOYMENT. If an optionee shall cease to be employed by the Company or a subsidiary thereof on account of normal retirement, early retirement, or disability, either physical or mental, he may exercise his option to the extent that he was entitled to exercise it at the date of such cessation or for such greater number of shares subject to the option as to which the Committee may authorize an acceleration of time of exercise under the option. If such cessation of employment is for any reason other than death or permanent and total disability (within the meaning of Section 22 (e)(3) of the Code), said optionee may exercise his option to the same extent, but only within the three months next succeeding such cessation of employment; provided, however, that in the event of an uninterrupted transfer of employment to or between the Company and/or any parent or subsidiary corporation of the Company, such option shall continue in effect until the employee ceases to be employed by all such affiliated corporations. Neither the Plan, nor the granting of any option thereunder, will confer upon any optionee any right with respect to continuance of employment by the Company, or any subsidiary thereof, nor will it interfere in any way with his right, or the employer's right, to terminate his employment at any time.

     9. DEATH OF OPTIONEE. In the event of the death of an optionee while in the employ of the Company or a subsidiary thereof, the options theretofore granted to him shall be exercisable only within one year next succeeding such death, or within the balance of the period of the option if less than one year, and then only by the administrator or executor of his estate and to the extent that the deceased optionee was entitled to exercise it at the date of his death.

     10. DISABILITY OF OPTIONEE. In the event of the permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the optionee while in the employ of the Company or a subsidiary thereof, the options theretofore granted to him shall be exercisable only within the one-year period next succeeding his cessation of employment or within the balance of the period of the option if less than one year.

     11. NONASSIGNABILITY. Each option shall by its terms provide that it is not transferable by the optionee other than by will or the laws of descent and distribution and that it is exercisable during his lifetime, only by the optionee or by the optionee's duly authorized legal representative if the optionee is unable to exercise his option as a result of the optionee's disability, but only if, and to the extent, permitted by Section 422 of the Code, and after his death, only by his administrator or executor, as above permitted; provided, however, that if so provided in the instrument evidencing the Option, the Compensation Committee may permit any optionee to transfer the Option during his lifetime to one or more members of his family or to one or more trusts for the benefit of one or more members of his family, provided that no consideration is paid for the transfer and that such transfer would not result in the loss of any exemption under Rule 16b-3 for any Option that the

Compensation Committee does not permit to be so transferred. The transferee of an Option shall be subject to all restrictions, terms, and conditions applicable to the Option prior to its transfer, except that the Option shall not be further transferable inter vivos by the transferee. The Compensation Committee may impose on any transferable Option and on the Common Shares to be issued upon the exercise of the Option such limitations and conditions as the Committee deems appropriate.

     12. METHOD OF EXERCISE. Options shall be exercised in blocks of fifty (50) or more shares. Exercise of options shall be by the execution by the person entitled at the time to exercise the options of a written notice of such exercise and delivery thereof to the Company at its principal office in Dearborn, Michigan, which notice shall specify the number of shares being purchased. In the case of Common Shares purchased under options (unless such Common Shares have in either case been registered under the Securities Act of 1933 (the "1933 Act")), the written notice shall contain a representation in form approved by the Company that such Common Shares are being acquired not with a view to resale or distribution and will not be sold or otherwise transferred except upon compliance with the 1933 Act and the Rules and Regulations issued thereunder. In the case of the exercise of an option, such notice shall be accompanied by payment in full of the option price of the Common Shares. Payment of the option price with respect to any stock option may be made in cash or in Common Shares valued at the closing sale price per Common Share (or in the event there are no sales, then the average of the closing bid and asked prices per Common Share) on the New York Stock Exchange on the last trading day preceding the date on which the option is exercised. Upon receipt of such notice and payment, the Company will promptly issue and deliver its certificate for the number of Common Shares being purchased under options. No person, estate or other entity shall have any of the rights of a shareholder with reference to Common Shares subject to an option until a certificate or certificates for the shares have been delivered. An option granted under this Plan may be exercised for any lesser number of Common Shares than the full amount for which it could be exercised subject to the first two sentences of this Paragraph. Such a partial exercise of an option shall not affect the right to exercise the option from time to time in accordance with this Plan for the remaining Common Shares subject to the option.

     13. ADJUSTMENTS. In the event of any change in the number or kind of outstanding shares of the Company by reason of recapitalization, merger, consolidation, reorganization, separation, liquidation, stock split, stock dividend, combination of shares or any other change in the corporate structure or shares of stock of the Company, the Committee in its discretion shall make an appropriate adjustment in the number and kind of shares for which options may thereafter be granted both in the aggregate and as to each optionee, as well as in the number and kind of shares subject to options theretofore granted and the option price payable upon exercise of such options.

     14. REALLOCATION OF UNUSED SHARES. Shares which are not purchased under options which terminate or lapse may be used for the further grant of options under the Plan.

     15. EXPIRATION AND TERMINATION OF THE PLAN. Options may be granted under the Plan at any time up to and including May 12, 2006, on which date the Plan will expire, except as to options then outstanding under the Plan, which options shall remain in effect until they have been exercised or have expired.

     16. AMENDMENT AND REVOCATION. The Board of Directors shall have the right to alter, amend or revoke the Plan or any part thereof at any time and from time to time; provided, however, that the Board of Directors shall obtain any approval by shareholders which is necessary for continued applicability of Rule 16b-3 of the Securities and Exchange Commission; and provided, further, that, without the consent of the optionees, no change may be made in any option theretofore granted which will impair the rights of such optionees.

     17. COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.

     a. No option shall be exercisable and no Common Shares will be delivered under this Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with the rules of all domestic stock exchanges on which the Company's Common Shares may be listed. Any share certificate issued to evidence Common Shares may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option shall be exercisable, and no Common Shares will be delivered under this Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable.

     b. In the case of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities as it may deem advisable.

     18. WITHHOLDING OF TAXES. No later than the date as of which an amount first becomes includable in the gross income of an optionee for federal income tax purposes with respect to any option granted under the Plan, the optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Shares, including Common Shares that are a part of the option that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due the optionee.

     19. TYPES OF OPTIONS. Options granted under the Plan may be: (i) options which are intended to qualify and are identified as incentive stock options under Section 422 of the Code; (ii) options which are not intended clearly to qualify under Section 422 of the Code and are clearly identified as options which are not to be treated as incentive stock options under Section 422 of the Code; or (iii) both of the foregoing.

     20. GOVERNING LAW. The Plan, all options and action taken thereunder and any agreements relating thereto, shall be governed by and construed in accordance with the laws of the State of Ohio.

                             THE STANDARD PRODUCTS COMPANY

                                       P R O X Y

              The undersigned hereby appoints JAMES S. REID, JR., DONALD R. SHELEY, JR. and J. RICHARD HAMILTON, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of The Standard Products Company to be held at its office, 2130 West 110th Street, Cleveland, Ohio, on Tuesday, October 22, 1996 at 9:00 a.m., Cleveland time, or any adjournment thereof, and to vote the number of shares of said Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

              1. / / FOR, or / / WITHHOLD AUTHORITY to vote for, the
                 following nominees for election as directors of the class the term of which will expire in 1999: John D. Drinko, Curtis E. Moll, Malcolm R. Myers and Theodore K. Zampetis.

                 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                               INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

              ---------------------------------------------------------------

              2. / / FOR, / / ABSTAIN, or / / AGAINST the proposal to approve
                 The Standard Products Company 1996 Employee Stock Option Plan and to reserve 350,000 authorized but unissued Common Shares, $1 par value, for purposes of such Plan.

              3. On such other business as may properly come before the
                 meeting.

              THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE NOMINEES LISTED IN ITEM 1 AND FOR
          ITEM 2.

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

                                                Receipt of the Notice of Annual
                                                Meeting of Shareholders and
                                                Proxy Statement dated September
                                                18, 1996 is hereby acknowledged.

                                                Dated:    , 1996

                                                -----------------------------

                                                -----------------------------

                                                -----------------------------

                                                        Signature(s)

                                                (Please sign exactly as your
                                                name or names appear hereon,
                                                indicating, where proper,
                                                official position or
                                                representative capacity.)